RTI International Metals to Acquire Remmele Engineering INVESTOR PRESENTATION JANUARY 10, 2012 Exhibit 99.1

Safe Harbor
The information in this presentation, including accompanying oral comments, includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, and is subject to the safe harbor created by that Act. These statements, which represent the Company’s expectations or beliefs concerning various future events, include statements concerning future revenues, EBITDA, synergies, strategy, earnings and liquidity associated with continued growth in various market segments, cost reductions expected from various initiatives, our contemplated acquisition and other events.
Because
such
forward-looking statements involve risks and uncertainties, there are important factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These factors include, but are not limited to, the impact of global events on the commercial aerospace industry, ultimate titanium content per copy and actual aircraft build rates for new commercial and military aircraft programs, global economic conditions, the competitive nature of the markets for specialty metals, availability and pricing of raw materials, the successful completion of our capital expansion projects,
the ability to
successfully acquire and integrate Remmele Engineering and other acquisitions; and other risks and uncertainties included in the
Company’s filings with the Securities and Exchange Commission. Actual results can differ materially from those forecasted or expected. For additional information about factors that could cause actual results to differ materially from those described in the forward-looking statements, please see the documents that the Company has filed or furnished with the Securities Exchange
Commission, including its quarterly reports on Form 10-Q, its most recent annual report on Form 10-K, its current reports on Form
8-K and its proxy statement. All subsequent forward-looking statements attributable to RTI or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. RTI is not under any obligation to, and expressly disclaims any obligation to, update or alter any forward-looking statements whether as a result of such changes, new information, subsequent events or otherwise.
2

Agenda Key Transaction Terms Remmele Engineering Overview Strategic & Financial Rationale Full Year 2011 Update Combined Company Benefits Q&A 3

Key Transaction Terms
4
RTI is acquiring Remmele Engineering, a privately held company, in a transaction currently valued at $182.5 million, with approximately $164.5 million in cash and the assumption of $18.0 million in debt
Purchase price is approximately ~8.3x 2011 EBITDA
Purchase price is approximately ~7.4x 2012 EBITDA*
The transaction will be financed from existing cash reserves
If the transaction would have closed December 31, 2011, RTI’s cash, cash equivalents and highly liquid investments would have totaled approximately $165 million
Expected to be immediately accretive to RTI’s EPS, before the inclusion of the benefit from the anticipated cost or revenue synergies
Remmele Engineering’s key senior leadership will remain with and continue to lead the organization
Transaction currently expected to close during 1Q 2012, subject to customary closing conditions, including receipt of applicable regulatory approvals
*2012 EBITDA RTI management estimate
STRUCTURE
FINANCING
FINANCIAL BENEFITS
LEADERSHIP
CONDITIONS/TIMING

Remmele Engineering Overview
Attractive financial profile with strong margins
o
2011 Sales - $125.9 million*
• Aerospace & Defense ($74.9 million)
• Medical ($51.0 million)
Long-term, blue-chip, customer relationships
Well established contract manufacturer for medical device makers
Highly experienced management team with significant bench strength
Opportunity for strategic capital investments to increase growth potential
*Estimated, Unaudited
5
2011 A&D Sales by End Market
2011 Medical Sales by End Market
Well-respected manufacturer of machined products serving the aerospace &
defense and medical device segments
Minimally
Invasive
Surgery
47%
Spine
22%
Vascular
6%
Urology
11%
Other
5%
Drug
Infusion
9%
Military
15%
Radar
29%
Space
7%
Comm'l
Aero
49%

Strategic & Financial Rationale Overview
6
• Accelerates  RTI’s downstream strategy in the aerospace and defense sector
• Enhances ability to adapt to future needs of customers
• Provides entry into attractive new end markets
• Transforms profile of Fabrication Segment
Acquisition is consistent with the objectives RTI has set out when capital raising –
to be in a position to take advantage of growth opportunities

Accelerates RTI’s downstream strategy in the
aerospace and defense sector
Expands RTI’s precision machining and collaborative engineering capabilities in the A&D market
o
Remmele Engineering - $70 million current backlog, $200 million LTAs over seven years
Highly respected supplier of finished engineered products to aerostructures, radar and space markets
Improves scale and capabilities of manufacturing base, providing opportunities to bid on additional contracts
Acquisition repositions RTI to adapt to evolving defense landscape
A&D – Key growth drivers:
o
Increase in commercial air travel
o
Industry need to reduce operating / fuel costs through more efficient aircraft
7
RTI expects to leverage Remmele Engineering’s collaborative engineering processes and resources across the RTI enterprise, bringing tremendous benefits to its aerospace and defense customers

Enhances ability to adapt to future needs of customers
Remmele Engineering has long standing relationships with many of RTI’s key A&D customers, such as Boeing and Lockheed Martin; adding RTI’s manufacturing expertise and investment will help Remmele Engineering accelerate the combined opportunities to provide advanced solutions for these customers
A&D customers increasingly looking for US-based partners that can provide a more complete offering of titanium products and services alongside best-in-class engineering design
Remmele Engineering will provide RTI with an advanced manufacturing platform with a demonstrated record of collaborative engineering and customer partnering
o
Original Equipment Manufacturers (OEMs) increasingly depend on US-based contract manufacturers as a way to decrease manufacturing costs and improve production capabilities
o
Contract manufacturers are a cost effective solution for OEMs to manufacture products that require highly specialized capabilities or supplementary production capacity
8

Provides entry into attractive new end markets
Remmele Engineering’s strong position in
medical engineering and precision machining
of titanium provides access to fast-growing
medical device market
Medical segment provides steady returns and
real diversification
Technical capabilities required for medical
are different than those needed in A&D
Remmele Engineering’s Top Medical Device
sub-segments include:
o Minimally invasive surgery
o Spine
o Urology
9
Medical device industry poised for growth at annual
rate of ~6% from 2011-2016*
Key drivers include:
o
Aging US population, number of physician visits,
increasing rate of obesity
o
Greater need for cost-efficient solutions to address
pressures faced by medical industry, specifically with
regard to Medicare and Medicaid funding
o
New medical devices / new treatments
o
Regulatory considerations
*
Source: IBIS World
24
27
23
28
35
42
48
60
65
68
71
76
82
55
-7%
9%
7%
6%
5%
7%
8%
16%
-14%
25%
22%
13%
19%
11%
0
15
30
45
60
75
90
'03 '04 '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16
$, bn
-20%
-10%
0%
10%
20%
30%
40%
% Growth
Revenue % Growth
Medical Device (OEMs) Growth Trends
(1)

Transforms profile of Fabrication Segment
Machining operations will fill out a capability need for RTI Fabrication
Remmele Engineering’s fabrication capabilities include: precision machining, integrated assembly, program management and engineering support
Remmele Engineering’s capabilities complement RTI’s current capabilities such as advance forming, precision production, hot forming, superplastic forming, and thermal-mechanical hot working
Fabrication segment growth will increase opportunities and reduces cyclical volatility
Improves sustainable operating profile
10
Fabrication
31%
Titanium Distribution
Fabrication
46%
Titanium Distribution
RTI Sales Today
Pro-forma Sales

Full Year 2011 Update 11 Estimated Mill Product Volume ~14.6 million pounds 2011 Net Sales $520-$535 million Cash and Liquid Securities at End of Year ~$330 million

Combined Company Benefits
Enhances leadership position as an integrated, value-add titanium manufacturer in the A&D segment
Transaction builds on RTI’s core strength in titanium manufacturing and is expected to enhance our engineering and precision machining capabilities
o
Combination will offer superior engineering support and capabilities
o
Medical engineering processes and expertise can be used to enhance what RTI does currently on the aerospace side
Fulfills the demand from customers looking to identify strategic partners in the supply chain
Strong cultural alignment: Both companies share a commitment to excellent customer service and best-in-class manufacturing
Transaction expected to be immediately accretive and will leave ample liquidity to pursue further growth opportunities
12

Q&A 13